SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 13, 2004




                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                       0-22268                33-0371079
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 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)




                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (909) 943-6007
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Item 5.  Other Events and Required FD Disclosure.
         ---------------------------------------

         On May 13, 2004, National R.V. Holdings, Inc. (the "Company") announced that Joseph W. Hansen was appointed the Company's new Chief Financial Officer and that Thomas J. Martini was appointed the Company's new Corporate Treasurer. Both positions were previously held by Mark D. Andersen who was recently promoted to Executive Vice President of the Company's Country Coach subsidiary. The press release relating to the appointments of Messrs. Hansen and Martini is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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99.1     Press Release of the Company dated May 13, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                     NATIONAL R.V. HOLDINGS, INC.



                     By:      /s/ Bradley A. Albrechtsen
                              ---------------------------------------
                                      Bradley A. Albrechtsen
                                     President and Chief Executive
                                     Officer



Date:  May 14, 2004

                                                                    EXHIBIT 99.1








For immediate release:                                                  Contact:
May 13, 2004               Carol Taylor Clay, Public/Investor Relations Director
                                                      National RV Holdings, Inc.
                                                                   541.998.3720
                                                                   800.547.8015
                                                                     ir@nrvh.com


                     National R.V. Holdings, Inc. Announces
              Appointment of Chief Financial Officer and Treasurer


     PERRIS, Calif., May 13 / PRNewswire / -- National R.V. Holdings, Inc. (NYSE: NVH) announces today the appointment of Joseph W. Hansen as the Company's Chief Financial Officer and Thomas J. Martini as Corporate Treasurer. Both positions were previously held by Mark D. Andersen who was recently promoted to Executive Vice President of the Company's Country Coach subsidiary.

For the last seven years, Mr. Hansen served as Executive Vice President and CFO for Zacky Farms Company, a vertically integrated poultry producer, manufacturer and distributor. In addition, Mr. Hansen spent several years in various executive and financial capacities. He is both a CPA and an attorney.

Thomas Martini brings an eighteen year background of senior/executive financial management for manufacturing organizations, most recently as Vice President and Treasurer for Coachmen Industries, Inc. Mr. Martini is a CPA.

National R.V. Holdings, Inc. (the Company), through its two wholly-owned subsidiaries, National RV, Inc. (NRV) and Country Coach, Inc. (CCI), is one of the nation's leading producers of motorized and towable recreation vehicles. NRV is located in Perris, California where it produces Class A gas and diesel motorhomes under model names Dolphin, Islander, Sea Breeze, Tradewinds and Tropi-Cal, and travel trailers under model names Blaze'n and Rage'n. CCI is located in Junction City, Oregon where it produces high-end Class A diesel motorhomes under the model names Affinity, Allure, Inspire, Intrigue, Lexa and Magna, and bus conversions under the Country Coach Prevost brand.

This release and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the cyclical nature of the recreational vehicle industry; seasonality and potential fluctuations in the Company's operating results; the Company's dependence on chassis suppliers; potential liabilities under dealer/lender repurchase agreements; competition; government regulation; warranty claims; product liability; and dependence on certain dealers and concentration of dealers in certain regions. Certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested are set forth in the Company's filings with the Securities and Exchange Commission (SEC) and the Company's public announcements, copies of which are available from the SEC or from the Company upon request.


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